Exhibit 10.2

Execution Version

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 29, 2024 (this “Amendment”), is entered into by and among ONE WATER ASSETS & OPERATIONS, LLC, a Delaware limited liability company (the “Borrower”), ONE WATER MARINE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), ONEWATER MARINE INC., a Delaware corporation (the “Parent”), each of the other Guarantors party hereto, each of the Lenders party hereto and TRUIST BANK, as Administrative Agent.
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of July 22, 2020 and amended and restated as of August 9, 2022 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of February 10, 2023 and Amendment No. 2 to Amended and Restated Credit Agreement, dated as of September 29, 2023, and as further amended, restated, supplemented or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, Holdings, Parent, the other Guarantors from time to time party thereto, the Lenders and Issuing Banks from time to time party thereto and Truist Bank, as Administrative Agent, Collateral Agent, a Lender, an Issuing Bank and Swingline Lender; capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto (which shall constitute the Required Lenders) agree to certain amendments to the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders party hereto (which shall constitute the Required Lenders) are willing to agree to such amendments, subject to and in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. The Borrower, the Lenders party hereto, the Administrative Agent and other parties party hereto agree that on the Third Amendment Effective Date (as defined below), the table in Section 6.2 of the Credit Agreement shall be deleted in its entirety and replaced with the following new table:

Fiscal Quarter	Consolidated Leverage Ratio
Fiscal Quarter ending December 31, 2022, and each Fiscal Quarter ending prior to June 30, 2025	3.25:1.00
Fiscal Quarter ending June 30, 2025, and each Fiscal Quarter ending prior to June 30, 2026	3.00:1.00
Fiscal Quarter ending June 30, 2026, and each Fiscal Quarter ending thereafter	2.75:1.00

SECTION 2.Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to the Lenders and the Administrative Agent as of the Third Amendment Effective Date as follows:

(a)Each Loan Party has the requisite power and authority to execute and deliver this Amendment and perform its obligations under the Amended Credit Agreement. The execution and delivery of this Amendment and performance by such Loan Party of its obligations under the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)Immediately before and after giving effect to this Amendment, all representations and warranties set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties were true and correct in all respects, on and as of such date of execution, in each case before and after giving effect thereto) except to the extent that such representations and warranties specifically refer to an earlier date, in which case were true and correct in all material respects as of such earlier date.
(c) Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 3.Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction (or waiver by the Administrative Agent and the Lenders) of the following conditions (the date of such effectiveness, the “Third Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received from each Loan Party named on the signature pages hereto, the Administrative Agent and the Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received, as to each Loan Party, a copy of resolutions of the Board of Directors (or other equivalent governing body, as applicable) of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment.
(c)Each of Truist Securities, Inc. and the Administrative Agent shall have received all fees and other compensation payable to Truist Securities, Inc. and the Administrative Agent (for the benefit of each applicable Lender) pursuant to that certain Fee Letter, dated the date hereof (the “Fee Letter”), among Parent, Truist Securities, Inc. and the Administrative Agent, in accordance with the terms of such Fee Letter.
(d)The Administrative Agent shall have received all other costs, fees and expenses (including, without limitation, legal fees and expenses) required to be paid pursuant to Section 11.3 of the Credit Agreement, in the case of costs and expenses, to the extent invoiced at least two (2) Business Days (or such shorter period as the Borrower may agree) prior to the Third Amendment Effective Date.
(e)The representations and warranties of the Loan Parties set forth in Section 2 above are true and correct, and by its signature hereto, each Loan Party hereby certifies as to the truth and correctness of all such representations and warranties set forth in such Section.
SECTION 4.Effect on Credit Agreement; Reaffirmation.
(a)Except as expressly set forth herein, this Amendment (x) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (y) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby and (i) reaffirms its obligations under the Amended Credit Agreement and each other Loan Document to which it is a party, in each case, as modified by this Amendment, (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents and (iii) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

(b)This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(c)Each Subsidiary of the Borrower party hereto (each, a “Subsidiary Guarantor”) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Amended Credit Agreement or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.
SECTION 5.Governing Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial.
(a)This Amendment and any claim, dispute, cause of action or proceeding (whether based in contract, tort or otherwise) based upon, arising out of, connected with, or relating to, this Amendment, and the rights and obligations of the parties hereto, shall be governed by and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of law.
(b)Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.
(c)Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding described in paragraph (b) of this Section 5 and brought in any court referred to in paragraph (b) of this Section 5. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.1 of the Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by law.
(e)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.Counterparts; Integration; Effectiveness; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or any Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective in accordance with the terms of Section 3 hereof and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except in accordance with Section 11.2 of the Credit Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
SECTION 7.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 8.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

PARENT:	ONEWATER MARINE INC.,
as the Parent

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Chief Financial Officer

HOLDINGS	ONE WATER ASSETS & OPERATIONS, LLC,
as Holdings

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Chief Financial Officer

BORROWER:	ONE WATER ASSETS & OPERATIONS, LLC,
as the Borrower

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Chief Financial Officer

[OneWater –Amendment No. 3 Signature Page]

GUARANTORS:	SINGLETON ASSETS & OPERATIONS, LLC
LEGENDARY ASSETS & OPERATIONS, LLC
SOUTH FLORIDA ASSETS & OPERATIONS, LLC
MIDWEST ASSETS & OPERATIONS, LLC
SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC
BOSUN’S ASSETS & OPERATIONS, LLC
YACHTING ASSETS & OPERATIONS, LLC
ALL OCEANS CLOSINGS, LLS
OCEAN BIO-CHEM HOLDINGS, INC.
OCEAN BIO-CHEM, LLC
STAR-BRITE DISTRIBUTING, LLC
STAR BRITE DISTRIBUTING (CANADA), LLC
STARBRITE STA-PUT, LLC
KINPAK, LLC
ODORSTAR TECHNOLOGY, LLC
STAR BRITE EUROPE, LLC
OCEAN BIO-CHEM INTERMEDIATE HOLDINGS, INC.
QUALITY ASSETS & OPERATIONS, LLC

as Guarantors

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Chief Financial Officer

T-H MARINE SUPPLIES, LLC

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Manager
[OneWater – Amendment No. 3 Signature Page]

CMC MARINE, LLC
INNOVATIVE PLASTICS, LLC

By:	T-H Marine Supplies, LLC, each of its Manager

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Manager

CENTRAL ASSETS & OPERATIONS, LLC

By:	One Water Assets & Operations, LLC, its Manager

	By:	/s/ Jack P. Ezzell
	Name:	Jack P. Ezzell
	Title:	Chief Financial Officer

NORFOLK MARINE COMPANY

By:	/s/ Jack P. Ezzell
Name:	Jack P. Ezzell
Title:	Treasurer

[OneWater – Amendment No. 3 Signature Page]

TRUIST BANK,
as Administrative Agent and a Lender

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Director

Hancock Whitney Bank,
as a Lender

By:	/s/ Jennifer Pelham
Name:	Jennifer Pelham
Title:	Senior Vice President

FIRST HORIZON,
as a Lender

By:	/s/ Donald W. Dobbins, Jr.
Name:	Donald W. Dobbins, Jr.
Title:	Senior Vice President

SYNOVUS BANK,
as a Lender

By:	/s/ Blake Gober
Name:	Blake Gober
Title:	Director Middle Market

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jason A Nichols
Name:	Jason A Nichols
Title:	Senior Vice President

Pinnacle Bank, a Tennessee Bank,
as a Lender

By:	/s/ Chris Gruehn
Name:	Chris Gruehn
Title:	SVP

[OneWater – Amendment No. 3 Signature Page]

Retirement Systems of Alabama,
as a Lender

By:	/s/ Marc Green
Name:	Marc Green
Title:	CIO

Judicial Retirement Fund of Alabama,
as a Lender

By:	/s/ Marc Green
Name:	Marc Green
Title:	CIO

Employees’ Retirement System of Alabama,
as a Lender

By:	/s/ Marc Green
Name:	Marc Green
Title:	CIO

Teachers’ Retirement System of Alabama,
as a Lender

By:	/s/ Marc Green
Name:	Marc Green
Title:	CIO

Centennial Bank
as a Lender

By:	/s/ Thomas B. Dix III
Name:	Thomas B. Dix III
Title:	Vice President

Raymond James Bank,
as a Lender

By:	/s/ Daniel A. Perez
Name:	Daniel A. Perez
Title:	Senior Vice President

[OneWater – Amendment No. 3 Signature Page]

STIFEL BANK & TRUST
as a Lender

By:	/s/ Matthew L. Diehl
Name:	Matthew L. Diehl
Title:	Senior Vice President

UNITED COMMUNITY BANK,
as a Lender

By:	/s/ Jeff Wilson
Name:	Jeff Wilson
Title:	Senior Vice President

Wells Fargo Bank, National Association
as a Lender

By:	/s/ Corey Coward
Name:	Corey Coward
Title:	Senior Vice President

[OneWater – Amendment No. 3 Signature Page]